SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 14, 2007

(date of earliest event reported)

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement, relating to the MASTR Adjustable Rate Mortgages Trust 2007-HF1 Mortgage Pass-Through Certificates, Series 2007-HF1)

MASTR ADJUSTABLE RATE MORTGAGES TRUST 2007-HF1
(Exact name of Issuing Entity as specified in its charter)

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
(Exact name of Depositor as specified in its charter)

UBS REAL ESTATE SECURITIES INC.
(Exact name of Sponsor as specified in its charter)
MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
(Exact name of Registrant as specified in its charter)
Delaware	333-130373-27	06-1204982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1285 Avenue of the Americas New York, New York 10019
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 713-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The Registrant registered issuances of its MASTR Adjustable Rate Mortgages Trust 2007-HF1, Mortgage Pass-Through Certificates, Series 2007-HF1 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-130373) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant offered $645,675,000 aggregate principal amount of Class A-1, Class A-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates of its MASTR Adjustable Rate Mortgages Trust 2007-HF1, Mortgage Pass-Through Certificates, Series 2007-HF1 on April 27, 2007.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated February 26, 2007, as supplemented by the Prospectus Supplement dated April 27, 2007 (the “Prospectus Supplement”), to file a copy of the Pooling and Servicing Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Pooling and Servicing Agreement (the “Agreement”), attached hereto as Exhibit 4.1, dated as of April 1, 2007, among Mortgage Asset Securitization Transactions, Inc., in its capacity as depositor (the “Depositor”), UBS Real Estate Securities Inc., as transferor (the “Transferor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”), as trust administrator (in such capacity, the “Trust Administrator”) as custodian (in such capacity, the “Custodian”) and as credit risk manager (in such capacity, the “Credit Risk Manager”), and U.S. Bank National Association, as trustee (the “Trustee”).  The Certificates consist of the following classes: Class A-1, Class A-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class C, Class P, Class R and Class R-X Certificates.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of a pool of certain fixed-rate and adjustable-rate loans secured by first liens on Mortgaged Properties (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $649,573,852 as of April 1, 2007.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Agreement.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

4.1

Pooling and Servicing Agreement, dated as of April 1, 2007, by and among the Depositor, the Transferor, the Master Servicer, the Trust Administrator, the Custodian, the Credit Risk Manager and the Trustee.

99.1

Mortgage Loan Purchase Agreement, dated as of April 1, 2007, between the Depositor and the Transferor.

99.2

Servicing Agreement, dated as of January 1, 2006, among Cenlar FSB (“Cenlar”), as servicer, the Transferor, as seller, and the Master Servicer.*

99.3

Transfer Notice, dated as of April 27, 2007, by and between the Transferor, as seller and Cenlar.

99.4

Cap Contract 1, dated as of April 27, 2007, between The Bank of New York, as cap provider, and Wells Fargo Bank, N.A., not individually but solely as trustee of the Supplemental Interest Trust for MASTR Adjustable Rate Mortgages Trust 2007-HF1.

99.5

Cap Contract 2, dated as of April 27, 2007, between The Bank of New York, as cap provider, and Wells Fargo Bank, N.A., not individually but solely as trustee of the Supplemental Interest Trust for MASTR Adjustable Rate Mortgages Trust 2007-HF1.

99.6

Cap Contract 3, dated as of April 27, 2007, between The Bank of New York, as cap provider, and Wells Fargo Bank, N.A., not individually but solely as trustee of the Supplemental Interest Trust for MASTR Adjustable Rate Mortgages Trust 2007-HF1.

99.7

Cap Contract 4, dated as of April 27, 2007, between The Bank of New York, as cap provider, and Wells Fargo Bank, N.A., not individually but solely as trustee of the Supplemental Interest Trust for MASTR Adjustable Rate Mortgages Trust 2007-HF1.

99.8

The Swap Agreement, dated as of April 27, 2007, between The Bank of New York, as swap provider, and Wells Fargo Bank, N.A., not individually but solely as trustee of the Supplemental Interest Trust for MASTR Adjustable Rate Mortgages Trust 2007-HF1.

99.9

ISDA Schedule to the Master Agreement, dated as of April 27, 2007, between The Bank of New York, as cap and swap provider, and Wells Fargo Bank, N.A., not in its individual capacity but solely as trustee for the supplemental interest trust.

99.10

Credit Support Annex, dated as of April 27, 2007, between The Bank of New York, as cap and swap provider, and Wells Fargo Bank, N.A., not in its individual capacity but solely as trustee for the supplemental interest trust.

* Incorporated herein by reference to the Form 8-K filed with the SEC on July 14, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MORTGAGE ASSET SECURITIZATION

TRANSACTIONS, INC.

By: /s/     Sameer Tikoo

Name:

Sameer Tikoo

Title:

Associate Director

By: /s/     Lima Ekram

Name:

Lima Ekram

Title:

Director

Dated:  May 14, 2007

Exhibit Index

Exhibit No.

4.1

Pooling and Servicing Agreement, dated as of April 1, 2007, by and among the Depositor, the Transferor, the Master Servicer, the Trust Administrator, the Custodian, the Credit Risk Manager and the Trustee.

99.1

Mortgage Loan Purchase Agreement, dated as of April 1, 2007, between the Depositor and the Transferor.

99.2

Servicing Agreement, dated as of January 1, 2006, among Cenlar FSB (“Cenlar”), as servicer, the Transferor, as seller, and the Master Servicer.

99.3

Transfer Notice, dated as of April 27, 2007, by and between the Transferor, as seller and Cenlar.

99.4

Cap Contract 1, dated as of April 27, 2007, between The Bank of New York, as cap provider, and Wells Fargo Bank, N.A., not individually but solely as trustee of the Supplemental Interest Trust for MASTR Adjustable Rate Mortgages Trust 2007-HF1.

99.5

Cap Contract 2, dated as of April 27, 2007, between The Bank of New York, as cap provider, and Wells Fargo Bank, N.A., not individually but solely as trustee of the Supplemental Interest Trust for MASTR Adjustable Rate Mortgages Trust 2007-HF1.

99.6

Cap Contract 3, dated as of April 27, 2007, between The Bank of New York, as cap provider, and Wells Fargo Bank, N.A., not individually but solely as trustee of the Supplemental Interest Trust for MASTR Adjustable Rate Mortgages Trust 2007-HF1.

99.7

Cap Contract 4, dated as of April 27, 2007, between The Bank of New York, as cap provider, and Wells Fargo Bank, N.A., not individually but solely as trustee of the Supplemental Interest Trust for MASTR Adjustable Rate Mortgages Trust 2007-HF1.

99.8

The Swap Agreement, dated as of April 27, 2007, between The Bank of New York, as swap provider, and Wells Fargo Bank, N.A., not individually but solely as trustee of the Supplemental Interest Trust for MASTR Adjustable Rate Mortgages Trust 2007-HF1.

99.9

ISDA Schedule to the Master Agreement, dated as of April 27, 2007, between The Bank of New York, as cap and swap provider, and Wells Fargo Bank, N.A., not in its individual capacity but solely as trustee for the supplemental interest trust.

99.10

Credit Support Annex, dated as of April 27, 2007, between The Bank of New York, as cap and swap provider, and Wells Fargo Bank, N.A., not in its individual capacity but solely as trustee for the supplemental interest trust.

* Incorporated herein by reference to the Form 8-K filed with the SEC on July 14, 2006.